November 18, 2020

General Government Securities Money Market Funds, Inc.

-General Government Securities Money Market Fund

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Directors of General Government Securities Money Market Funds, Inc. (the "Company") has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Agreement") between the Company, on behalf of General Government Securities Money Market Fund (the "Fund"), and Dreyfus Government Cash Management Funds, on behalf of Dreyfus Government Cash Management (the "Acquiring Fund").  The Agreement provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, the distribution of such shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund as a series of the Company (the "Reorganization").

It is currently contemplated that shareholders of the Fund as of December 18, 2020 (the "Record Date") will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about February 24, 2021.  If the Agreement is approved, the Reorganization will become effective on or about May 5, 2021.

A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date.  The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters.  Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-346-3621.

0975STK1120